UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2026

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 Hillcrest Avenue
Dallas, Texas	75205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HTH	New York Stock Exchange NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Thompson Employment Agreement

On February 2, 2026, Hilltop Holdings Inc. (the “Company”) and Steve Thompson entered into the Second Amendment to Employment Agreement (the “Second Amendment”), which is effective as of December 31, 2025. The Second Amendment amends the Employment Agreement, dated as of October 25, 2019 (the “Original Employment Agreement”), as amended and supplemented by that certain First Amendment to Employment Agreement, dated as of December 30, 2022 (the “First Amendment,” and together with the Original Employment Agreement, collectively, the “Employment Agreement”), between the Company and Mr. Thompson to extend the term of the Employment Agreement until December 31, 2028 (the Employment Agreement previously expired on December 31, 2025).

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is attached as Exhibit 10.7.3 to this Current Report on Form 8-K and incorporated by reference herein.

Jeremy B. Ford 2025 Annual Incentive Bonus

The information set forth in Item 8.01 below also is incorporated by reference herein.

Section 8 – Other Events

Item 8.01	Other Events.

Jeremy B. Ford, Chairman, Chief Executive Officer and President of the Company notified the Compensation Committee of the Board of Directors of the Company of his election not to be paid his annual cash incentive bonus for the 2025 fiscal year due to the voting results on the say-on-pay proposal at the Company’s 2025 Annual Meeting of Stockholders. Accordingly, Mr. Jeremy Ford will not receive the annual cash incentive bonus he would have been entitled to receive pursuant to the Company’s Annual Incentive Plan for fiscal 2025. In addition, the Board of Directors of the Company recognized Mr. Ford’s commitment to the Company and its stockholders for his decision to forgo such compensation.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.
Not applicable.
(b)	Pro forma financial information.
Not applicable.
(c)	Shell company transactions.
Not applicable.
(d)	Exhibits.

The following exhibits are filed or furnished, depending on the relative item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K and Instruction B.2 to this form.

Exhibit Number	Description of Exhibit

10.7.3	Second Amendment to Employment Agreement by and between Hilltop Holdings Inc. and Steve Thompson, dated February 2, 2026, but effective as of December 31, 2025.
104	Cover Page Interactive File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc.,
a Maryland corporation

Date:	February 5, 2026	By:	/s/ COREY PRESTIDGE
		Name:	Corey G. Prestidge
		Title:	Executive Vice President,
General Counsel & Secretary

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